O 189 P-1

                       SUPPLEMENT DATED OCTOBER 6, 1999
                             TO THE PROSPECTUS OF
                         FRANKLIN MICROCAP VALUE FUND
              DATED MARCH 1, 1999, AS AMENDED SEPTEMBER 15, 1999

The prospectus is amended as follows:

I. The following is added to the Buying Shares table on page 19:

----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two arrows      Services at the number    Services at the number
pointing in        below, or send signed     below or our automated
opposite           written instructions.     TeleFACTS system, or
directions]        The TeleFACTS system      send signed written
                   cannot be used to open a  instructions.
BY EXCHANGE        new account.

                   (Please see page 21 for   (Please see page 21 for
TeleFACTS(R)       information on            information on
1-800/247-1753     exchanges.)               exchanges.)
(around-the-clock
access)
----------------------------------------------------------------------

II. The Exchange Privilege section on page 21 is replaced with the following:

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 26).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into the fund without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into the fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of the fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.

III. The first item found under Additional Policies on page 26 is replaced with the following:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.


               Please keep this supplement for future reference.




O 189 SA-2

                       SUPPLEMENT DATED OCTOBER 6, 1999
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN MICROCAP VALUE FUND
                              DATED MARCH 1, 1999

The Statement of Additional Information is amended as follows:

I. Under "Goal and Strategies":

(a) the first two paragraphs are replaced with the following to reflect that the market capitalization of companies the fund primarily considers for investment will increase to $200 million from $100 million:

The fund's principal investment goal is high total return, of which capital appreciation and income are components. This goal is fundamental, which means it may not be changed without shareholder approval. The fund also will seek income when consistent with the fund's goal.

Under normal market conditions, the fund will invest at least 65% of its total assets in securities of companies with market capitalization under $200 million at the time of purchase and which, in the manager's opinion, possess the potential for significant capital appreciation due to intrinsic values in excess of the current market price of such securities. The fund typically will buy the securities of these companies at prices below the book value of the company. The manager, however, also will take into account a variety of other factors in order to determine whether to buy, and once purchased, whether to hold or sell the securities. In addition to book value, the manager may consider the following factors among others: valuable franchises or other intangibles; ownership of valuable trademarks or trade names; control of distribution networks or of market share for particular products; ownership of real estate the value of which is understated; underutilized liquidity and other factors that would identify the issuer as a potential takeover target or turnaround candidate. The fund may invest the remainder of its assets, up to 35%, in securities of companies with similar characteristics but with market capitalization over $200 million.

(b) the last paragraph of the section "Investment restrictions" is replaced with the following:

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

II. Under "Buying and Selling Shares":

(a) the following paragraph is added after the first paragraph:

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

(b) the following sentence is added at the end of the second paragraph:

We may deduct any applicable banking charges imposed by the bank from your account.

(c) the following items are added to the section "Waivers for investments from certain payments":

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

  If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

  If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

(d) the third, fourth and fifth paragraphs under "Dealer compensation" are replaced with the following:

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

(e) the third item under "CDSC waivers" is replaced with the following:

o Redemptions by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

(f) the following is added at the end of the second paragraph in the section "Exchange privilege":

On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

(g) the following sentence is added before the next to last sentence of the paragraph under "Redemptions in kind":

Redemptions in kind are taxable transactions.

               Please keep this supplement for future reference.